ACQUISITION AND DISPOSITIONS (Tables) - Spectra Energy Corp	6 Months Ended
Jun. 30, 2017
ACQUISITIONS
Summary of estimated fair values

February 27,	2017
(millions of Canadian dollars)
Fair value of net assets acquired:
Current assets (a)	2,365
Property, plant and equipment, net (b)	34,680
Restricted long-term investments	144
Long-term investments (c)	5,000
Deferred amounts and other assets (d)	2,920
Intangible assets (e)	2,118
Current liabilities	(3,434)
Long-term debt (d)	(21,925)
Other long-term liabilities	(1,983)
Deferred income taxes	(8,331)
Noncontrolling interests (f)	(8,792)

2,762
Goodwill (g)	34,747

37,509

Purchase price:
Common shares	37,429
Cash	3
Fair value of outstanding earned stock compensation awards recorded in Additional paid-in capital	77

37,509

a)

Accounts receivable is comprised primarily of customer trade receivables and the natural gas imbalance balance. As such, the fair value of accounts receivable approximates the net carrying value of $1,174 million. The gross amount due of $1,190 million, of which $16 million is not expected to be collected, is included in current assets.

b)

The Company has applied the valuation methodologies described in ASC 820, Fair Value Measurements and Disclosures, to value the property, plant and equipment purchased. The fair value of Spectra Energy’s rate-regulated property, plant and equipment was determined using a market participant perspective, which is their carrying amount. The fair value of the remaining non-regulated property, plant and equipment was determined primarily using variations of the income approach, which is based on the present value of the future after-tax cash flows attributable to each non-regulated asset. Some of the more significant assumptions inherent in the development of the values, from the perspective of a market participant, include, but are not limited to, the amount and timing of projected future cash flows (including revenue and profitability); the discount rate selected to measure the risks inherent in the future cash flows; the assessment of the asset’s life cycle; the competitive trends impacting the asset; and customer turnover.

c)

Long-term investments represent Spectra Energy’s 50% equity investment in DCP Midstream, L.L.C. (DCP Midstream), Gulfstream Natural Gas System, L.L.C., NEXUS Gas System Transmission L.L.C., Steckman Ridge LP, Islander East Pipeline Company, L.L.C., Southeast Supply Header L.L.C., and 10% equity interest in PennEast Pipeline Company LLC (PennEast). The fair value of these investments was determined using an income approach.

d)

Fair value of long-term debt was determined based on the current underlying Government of Canada and United States Treasury interest rates on the corresponding bonds, as well as an implied credit spread based on current market conditions. The fair value adjustment to long-term debt related to rate-regulated entities of $629 million also results in a regulatory offset in Deferred amounts and other assets.

e)

Intangible assets consist of customer relationships in the non-regulated business, which represent the underlying relationship from long-term agreements with customers that are capitalized upon acquisition, determined using the income approach. Intangible assets are amortized on a straight-line basis over their expected lives.

f)

The fair value of Spectra Energy’s noncontrolling interests includes approximately 78.4 million Spectra Energy Partners, LP (SEP) common units outstanding to the public, valued at the February 24, 2017 closing price of US$44.88 per common unit on the NYSE, and units held by third parties in Maritimes and Northeast Pipeline, Sabal Trail Transmission, L.L.C. and Algonquin Gas Transmission, L.L.C., valued based on the underlying net assets of each reporting unit and preferred stock held by third parties in Union Gas Limited (Union Gas) and Westcoast Energy Inc.

g)

The Company recorded $34.7 billion in goodwill, which is primarily related to expected synergies from the transaction. The goodwill balance recognized is not deductible for tax purposes. Factors that contributed to the goodwill include the opportunity to expand Enbridge’s natural gas pipelines segment, the potential for cost and supply chain optimization synergies, existing assembled assets and work force that cannot be duplicated at the same cost by a new entrant, franchise rights and other intangibles not separately identifiable because they are inextricably linked to the provision of regulated utility service and the enhanced scale and geographic diversity which provide greater optionality and platforms for future growth.

Schedule of supplemental pro forma consolidated financial information

	Three months ended		Six months ended
	June 30,		June 30,
	2017	2016	2017	2016
(millions of Canadian dollars, except per share amounts)
Revenues	11,116	9,387	23,553	20,049
Earnings attributable to Enbridge Inc. common shareholders1	938	511	1,929	2,067

1	Merger Transaction costs of $26 million and $178 million (after-tax $19 million and $130 million) were excluded from earnings for the three and six months ended June 30, 2017.